UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2024

SmartRent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39991	85-4218526
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8665 E. Hartford Drive, Suite 200 Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)

(844) 479-1555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	SMRT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2024, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, appointed Alison Dean as a Class II director. The Board also appointed Ms. Dean to serve as a member of the Board’s Audit Committee.

Ms. Dean will participate in and receive the standard compensation that is provided from time to time to the Company’s non-employee directors pursuant to the Company’s non-employee director compensation policy. In addition, Ms. Dean will enter into the Company’s standard indemnification agreement, the form of which was referenced as Exhibit 10.8 to the Company’s Annual Report on Form 10-K, filed on March 5, 2024.

There is no arrangement or understanding between Ms. Dean and any other persons pursuant to which Ms. Dean was selected as a director. There are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”) between the Company and Ms. Dean required to be disclosed herein.

Item 7.01 Regulation FD Disclosure.

On March 22, 2024, the Company issued a press release announcing the Board changes described above. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
99.1	Press release issued by SmartRent, Inc. on March 22, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2024

SMARTRENT, INC.

By:	/s/ Lucas Haldeman
Name:	Lucas Haldeman
Title:	Chief Executive Officer